NATIONAL COMMERCE CORPORATION

PREMIER COMMUNITY BANK

Member FDIC

Acquisition of Premier Community Bank of Florida by National Commerce Corporation

March 20, 2018

Presentation Disclosure

- This presentation has been prepared by National Commerce Corporation ("NCOM") solely for informational purposes based on its own information, information from Premier Community Bank of Florida ("Premier") and information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of NCOM and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of NCOM and the information included in this presentation or other information provided by or on behalf of NCOM.
- This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of NCOM by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation.
- Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of the securities of NCOM or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.
- Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of NCOM after the date hereof.
- This presentation includes industry and market data obtained from independent industry publications, third-party studies and surveys, filings of public companies in our industry and internal company surveys prepared for other purposes. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. NCOM has not independently verified the accuracy or completeness of the information obtained from these sources, and this information could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualification and the additional uncertainties regarding the other forward-looking statements in this presentation.
- In connection with the proposed acquisition of Premier through the merger of Premier into NCOM's wholly owned subsidiary, National Bank of Commerce, NCOM will file with the SEC a Registration Statement on Form S-4 to register the shares of NCOM common stock to be issued to the shareholders of Premier. The registration statement will include a proxy statement-prospectus that will be sent to the shareholders of Premier in connection with their vote on the merger. In addition, NCOM may file other relevant documents concerning the proposed merger with the SEC. The material in this presentation is not a substitute for the proxy statement-prospectus that NCOM will file with the SEC. Investors in Premier are encouraged to read the Registration Statement on Form S-4, the proxy statement-prospectus included within the Registration Statement and any other relevant documents to be filed with the SEC in connection with the proposed transaction when they become available, because they will contain important information about NCOM, Premier and the proposed transaction, including detailed risk factors.

Forward-Looking Statements

Certain statements in this presentation are forward-looking statements that reflect our current views with respect to, among other things, future events and financial performance. In some cases, you can identify forward-looking statements by use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "might," "will," "should," "could," "seek," "approximately," "predict," "intend," "plan," "estimate," "anticipate," "target," "project," "forecast," "shall," "contemplate," "probably," or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based upon our historical performance and on our current plans, estimates, and expectations in light of information currently available to us. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy, and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements.

You should not place undue reliance on any forward-looking statement. There are or will be important factors that could cause our actual results to differ materially from those indicated by forward-looking statements, including, but not limited to, the following:

- an economic downturn, especially one affecting our core market areas;
- the occurrence of various events that negatively impact the real estate market, since a significant portion of our loan portfolio is secured by real estate;
- interest rate fluctuations, which could have an adverse effect on our profitability;
- external economic factors, such as changes in monetary policy and inflation or deflation, which may have an adverse impact on our financial condition;
- costs arising from the environmental risks associated with making loans secured by real estate;
- continued or increasing competition from other financial services providers, many of which are subject to different regulations than we are;
- losses resulting from a decline in the credit quality of the assets that we hold;
- inadequacies in our allowance for estimated loan losses, which could require us to take a charge to earnings and thereby adversely affect our financial condition;
- inaccuracies or changes in the appraised value of real estate securing the loans that we originate, which could lead to losses if the real estate collateral is later foreclosed upon and sold at a price lower than the appraised value;
- the costs of integrating Premier's operations, which may be greater than expected;
- our inability to achieve the cost-saving synergies that we expect in our recent acquisitions and in the proposed acquisition of Premier;
- challenges arising from unsuccessful attempts to expand into new geographic markets, products, or services;
- a lack of liquidity resulting from decreased loan repayment rates, lower deposit balances, or other factors;
- restraints on the ability of NBC to pay dividends to us, which could limit our liquidity;
- occurrences in the transportation and automotive parts and services industries that negatively impact our factoring business, which is concentrated in such industries;
- the loss of our largest loan and depositor relationships;
- limitations on our ability to lend and to mitigate the risks associated with our lending activities as a result of our size and capital position;
- additional regulatory requirements and restrictions on our business, which could impose additional costs on us;
- increased capital requirements imposed by banking regulators, which may require us to raise capital at a time when capital is not available on favorable terms or at all;
- a failure in the internal controls we have implemented to address the risks inherent to the business of banking;
- inaccuracies in our assumptions about future events, which could result in material differences between our financial projections and actual financial performance;
- the departure of key members or our management personnel;
- failures or interruptions in our information technology systems;
- unauthorized access to nonpublic personal information of our customers resulting from cybersecurity breaches or otherwise, which could expose us to litigation or reputational harm;
- disruptions, security breaches, or other adverse events affecting the third-party vendors who perform several of our critical processing functions;
- the occurrence of adverse weather or manmade events, which could negatively affect our core markets or disrupt our operations;
- an increase in FDIC deposit insurance assessments, which could adversely affect our earnings;
- an inability to keep pace with the rate of technological advances due to a lack of resources to invest in new technologies; and
- potential increases our allowance for loan losses as a result of a changes to accounting standards, which could adversely impact our results of operations.

The factors identified above should not be construed as an exhaustive list of factors that could affect our future results and should be read in conjunction with the other cautionary statements that are included in the Company's most recent Annual Report on Form 10-K, including those factors described under the headings of "Risk Factors" and "Forward-Looking Statements." The forward-looking statements made in this presentation are made only as of the date of this presentation. We do not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this presentation and our SEC filings that could cause actual results to differ before making an investment decision to purchase our common stock. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Overview of Pro Forma Franchise

NCOM Pro Forma Highlights [1]

Total Assets	$3.4 bn
Gross Loans	$2.6 bn
Total Deposits	$2.8 bn
Branches	35

- High growth opportunity with long-term, low-cost, core deposit base
- Complements existing Florida branch footprint, further expanding within NCOM target market down the west coast of Florida
- Entry into attractive Sarasota MSA
- Familiar management team

Pro Forma Branch Footprint



National Bank of Commerce Branch (31)
Premier Branch (4)
National Bank of Commerce LPO (3)
Decatur
Huntsville
Birmingham
Tuscaloosa
Atlanta
Auburn
Mobile
Tallahassee
Jacksonville
St. Augustine
Daytona Beach
Orlando
Tampa
Vero Beach

Deposit Composition by State [2]

NCOM Standalone



GA 12.2%
AL 39.6%
FL 48.3%

Premier + NCOM



GA 11.6%
AL 37.6%
FL 50.8%

Source: SNL Financial

(1) Data as of 12/31/17; pro forma for recently closed acquisition of FirstAtlantic Financial Holdings, Inc.; excludes purchase accounting adjustments

(2) Excludes purchase accounting adjustments; deposit data as of 6/30/17

Premier Deposit Gathering Strategy

- Premier senior management has extensive history in condominium homeowners' association ("HOAs") deposit business with two prior institutions.
- Premier entered this business in mid-2017. Targets are top property managers in select nationwide markets.
  - Premier provides accounting efficiencies via improved software/reconciling capabilities.
- Premier also added a team with experience at a large regional Southeast bank; team will remain with NCOM post-closing.
- Deposits are generated through members' payment of monthly HOA fee and assessments, with each HOA having a reserve account and operating account.
- HOA deposits are sticky, with low betas and attractive total cost.
- With the benefit of NCOM's additional resources and capital base, this business line should be highly scalable, and the combined company will be able to better leverage the deposit generation.
  - Premier's deposits at the end of February 2018 were $196.5 million, up ~$35 million from year-end 2017.

Transaction Terms

Acquiror	National Commerce Corporation (Nasdaq: NCOM)
Acquiree	Premier Community Bank of Florida
Stock Consideration	0.4218 of a share of NCOM stock for each share of Premier
Cash Consideration	$0.93 per share of Premier
Indicative Price Per Share	$20.40 (1)
Aggregate Transaction Value	$52.0 million (1)(2)
Premier Pro Forma Ownership	6% (3)
Required Approvals	Premier shareowner vote and customary regulatory approvals
Expected Closing	3rd Quarter 2018

(1) Blended per share price based on NCOM's stock price of $46.15 as of 3/19/18, a fixed exchange ratio of 0.4218x and a cash payment of $0.93 per share
(2) Based on 2,435,800 Premier common shares outstanding and 219,717 in-the-money Premier options with a weighted average strike price of $10.13 per share, rolled over into NCOM options at close, per the definitive agreement
(3) Based on 17,227,123 NCOM common shares outstanding as of 3/20/18, 2,435,800 Premier common shares outstanding as of 3/20/18, and a fixed exchange ratio of 0.4218x

Transaction Rationale

Strategic Rationale	- Niche business model serving the HOAs and HOA management companies nationwide - Valuable source of long-term, low-cost core deposits – NCOM's size will allow it to better scale and leverage deposit production - Strategically expands presence along west coast of Florida with entry into attractive Sarasota MSA - Consistent with NCOM's M&A strategy and targeted geographies
Financially Attractive	- Expected EPS accretion within the first full year - Less than 1.0% initial tangible book value dilution, earned back in less than a year - Pro forma company remains well-capitalized
Low Risk	- Experienced management team with proven track record of successful merger execution - Extensive due diligence completed by NCOM's senior team - Familiarity with surrounding Florida markets

Consistent With NCOM's M&A Strategy

- Expected EPS accretion within the first full year
- Minimal initial tangible book value dilution earned back in less than a year
- Compatible cultures
- Experienced management team
- Familiar markets
- Focus on credit quality
- Strong core deposit generation potential

Enhancing Footprint Within Attractive Florida Markets



Decatur
Huntsville
Birmingham
Tuscaloosa
Atlanta
Auburn
Mobile
Tallahassee
Jacksonville
St. Augustine
Daytona Beach
Orlando
Tampa
Vero Beach
National Bank of Commerce Branch (31)
Premier Branch (4)
National Bank of Commerce LPO (3)

Expected Financial Impact

Assumptions / Current Estimates	Financial Impact
~2.9% loan credit mark	Expected EPS accretion within the first full year
~26% in cost savings	Minimal initial tangible book value dilution
~$3.2 million of one-time transaction costs (after-tax)	Tangible book value earnback of less than a year (1)
Core deposit intangible of 1.5% of Premier's transaction accounts	Combined company to remain well-capitalized on a pro forma basis
Revenue synergies identified, but none assumed	

(1) Tangible book value earnback period calculated using the crossover method

Credit Due Diligence

Credit Due Diligence Process

- Comprehensive review process of Premier's loans and watchlist items
  - 1 past due loan (>30 days) of $136 thousand (as of 12/31/17)
  - NPAs/Assets: 0.80%
    - NPLs: $1.6 million
    - No ORE
- Loan type portfolio mix similar to NCOM
  - C&D and CRE concentrations of ~57% and ~204%, respectively
- Significant portion of loans booked by new management team (joined May 2016)
- Experienced credit review team of 7 NCOM bankers on-site, including senior management
- Spent 3 days on-site
- Reviewed 81% of Premier's loan portfolio
  - 100% of watchlist and criticized loans
  - 90% of NOOCRE loan balances
  - 85% of OOCRE loan balances
  - 93% of ADC loan balances
  - 80% of C&I loan balances

Benefits to Premier's Stakeholders

Shareowners	NCOM's public currency provides enhanced liquidity to Premier shareowners Expands geographic footprint and diversifies revenue stream Improved operating efficiencies from economies of scale
Customers	Both banks utilize a community banking model focused on client service Enhanced products and services and a larger branch footprint Larger capital base allows for opportunities to attract additional customers and allows for more rapid growth of HOA deposit business
Employees	Similar cultures and business strategies No branch overlap leads to employee retention Larger organization provides additional opportunities for career advancement

Summary

- Financially attractive for the combined shareowner base
- Further enhances ability to generate and grow long-term, low-cost core deposits
- Expands franchise into the attractive, high-growth Sarasota MSA
- Builds upon M&A growth strategy in Florida
- Similar philosophies and cultures focused on credit quality and shareowner value

Appendix

Overview of Premier

Premier Community Bank of Florida Financial Highlights

Balance Sheet ($mm)	
Assets	$201
Loans	152
Deposits	162
Tangible Common Equity	26
Loans / Deposits	94.3 %
Asset Quality	
NPLs/ Loans	1.05 %
NPAs/ Loans + OREO	1.05
NPAs/ Assets	0.80
Loan Loss Reserves/ Gross Loans	0.99
Net Chargeoffs/ Avg Loans	0.00
Profitability	
Core ROAA (1)	0.45 %
Net Interest Margin	4.08
Efficiency Ratio	72.7
Capital Ratios	
TCE / TA	13.04 %
Leverage Ratio	13.40
Tier 1 Capital Ratio	16.46
Total Capital Ratio	17.40

- Premier's deposits were up 22%, or ~$35 million, YTD 2018 as of the end of February

Branch Footprint


75
4
Tampa
275
75
St. Petersburg
Florida
Bradenton
Sarasota
Premier Community Bank of Florida Branch (4)
National Bank of Commerce Branch (4)

Source: SNL Financial
Data as of or for the three months ended 12/31/17
(1) Excludes extraordinary items, non-recurring items, gains / (losses) on sale of securities and DTA write-off related to the Tax Cuts and Jobs Act

NATIONAL COMMERCE CORPORATION
PREMIER COMMUNITY BANK

Market Highlights – Sarasota-Bradenton

Market Highlights

- Ranked #21 best metro to live in based on quality of life and job market by U.S News
- Ranked #10 fastest growing U.S. metropolitan area according to U.S. census data
- Real GDP growth double the national average, ranking among the nation's top regions for gross metropolitan product
- Ranked #6 Best-Performing City, per the Milken Institute, based on job creation and sustainability



Major Employers

2018 – 2023 Projected Population Growth



8.7%
7.4%
6.7%
3.8%
Premier(1)
North Port-Sarasota-Bradenton, FL MSA
Florida
US

Source: SNL Financial, U.S. Bureau of Labor Statistics, U.S. Bureau of Economic Analysis

(1) Deposit and demographic data as of 6/30/17; Premier demographic data deposit weighted by county

Pro Forma Loan and Deposit Composition

	NCOM (1)	Premier	Pro Forma (2)

Loan Portfolio Composition

NCOM (1)



C&I
$401
16%
Consumer &
Other
$58
2%
C&D
$252
10%
1-4 Family
$624
25%
Multifamily
$69
3%
Owner-
Occupied
CRE
$461
19%
Non Owner-
Occupied
CRE
$614
25%

Premier



C&I
$22
14%
Consumer &
Other
$1
< 1%
C&D
$16
10%
1-4 Family
$44
29%
Multifamily
$0
<1%
Owner-
Occupied
CRE
$26
17%
Non Owner-
Occupied
CRE
$44
29%

Pro Forma (2)



C&I
$422
16%
Consumer &
Other
$59
2%
C&D
$268
10%
1-4 Family
$669
25%
Multifamily
$70
3%
Owner-
Occupied
CRE
$487
19%
Non Owner-
Occupied
CRE
$657
25%

Deposit Portfolio Composition

NCOM (1)



Retail Time
Deposits
$187
7%
Jumbo
Time
Deposits
$149
5%
Demand
Deposits
$510
19%
NOW
Accounts
$178
7%
Money
Market &
Savings
$1,672
62%

Premier



Retail Time
Deposits
$43
26%
Jumbo
Time
Deposits
$12
7%
Demand
Deposits
$14
9%
NOW
Accounts
$22
14%
Money
Market &
Savings
$72
44%

Pro Forma (2)



Retail Time
Deposits
$230
8%
Jumbo
Time
Deposits
$160
6%
Demand
Deposits
$523
18%
NOW
Accounts
$200
7%
Money
Market &
Savings
$1,744
61%

NATIONAL COMMERCE CORPORATION

PREMIER COMMUNITY BANK

Dollars in millions
Source: SNL Financial
Data as of 12/31/17
Note: Jumbo time deposits defined as time deposits greater than $250,000

(1) Pro forma for recently closed acquisition of FirstAtlantic Financial Holdings, Inc.; excludes purchase accounting adjustments
(2) Excludes purchase accounting adjustments

Premier Historical Financials

	Twelve Months Ended			Three Months Ended
	December 31, 2015	December 31, 2016	December 31, 2017	December 31, 2017
Balance Sheet				
Total Assets ($mm)	$140	$162	$201	$201
Total Loans ($mm)	113	118	152	152
Deposits ($mm)	128	132	162	162
Tangible Common Equity ($mm)	12	25	26	26
Loans/ Deposits	88.2 %	89.8 %	94.3 %	94.3 %
Performance Measures				
Net Income as Reported ($000)	$791	$1,018	$360	$54
Core ROAA (1)	0.52 %	0.53 %	0.26 %	0.45 %
Core ROAE (1)	5.56	4.26	1.81	3.38
Net Interest Margin	3.95	3.94	3.95	4.08
Efficiency Ratio	81.0	78.4	83.4	72.7
Capitalization				
Tang Common Equity / Tang Assets	8.62 %	15.36 %	13.04 %	13.04 %
Leverage Ratio	8.77	15.88	13.40	13.40
Total Capital Ratio	11.85	22.92	17.40	17.40
Asset Quality				
NPLs/ Loans	1.67 %	1.34 %	1.05 %	1.05 %
NPAs/ Loans + OREO	2.25	1.34	1.05	1.05
NPAs/ Assets	1.82	0.98	0.80	0.80
Loan Loss Reserves/ Gross Loans	0.99	1.03	0.99	0.99
Net Chargeoffs/ Avg Loans	0.00	0.01	0.03	0.00

NATIONAL COMMERCE CORPORATION

PREMIER COMMUNITY BANK

Source: SNL Financial

(1) Core metrics exclude extraordinary items, non-recurring items and gains / (losses) on sale of securities; 12/31/17 data excludes DTA write-off related to the Tax Cuts and Jobs Act